UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-353335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue, Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

312-334-1579
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
On January 13, 2014, Groupon, Inc. (the "Company") and Groupon Esteban, Inc., a Delaware corporation and direct subsidiary of the Company ("Merger Sub"), completed its acquisition of Ideeli, Inc., a Delaware corporation ("Ideeli") pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated January 13, 2014. Under the terms and conditions of the Merger Agreement, Merger Sub was merged with and into Ideeli, the separate corporate existence of Merger Sub ceased and Ideeli continued as a wholly-owned subsidiary of the Company. This Amendment No. 1 is being filed to include the financial information required under Item 9.01.
Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.

The unaudited condensed financial statements of Ideeli, Inc. as of November 2, 2013 and for the 39 weeks ended November 2, 2013 and October 27, 2012 are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

The audited financial statements of Ideeli, Inc. as of and for the year ended February 2, 2013 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined consolidated financial statements of Groupon, Inc. and Ideeli, Inc. as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012, are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Auditors of Ideeli, Inc.

99.1	Unaudited condensed financial statements of Ideeli, Inc. as of November 2, 2013 and for the 39 weeks ended November 2, 2013 and October 27, 2012.

99.2	Audited financial statements of Ideeli, Inc. as of and for the year ended February 2, 2013.

99.3
Unaudited pro forma condensed combined consolidated financial statements of Groupon, Inc. and Ideeli, Inc. as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: March 26, 2014	By:	/s/ Jason E. Child
	Name:	Jason E. Child
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Auditors of Ideeli, Inc.

99.1	Unaudited condensed financial statements of Ideeli, Inc. as of November 2, 2013 and for the 39 weeks ended November 2, 2013 and October 27, 2012.

99.2	Audited financial statements of Ideeli, Inc. as of and for the year ended February 2, 2013.

99.3
Unaudited pro forma condensed combined consolidated financial statements of Groupon, Inc. and Ideeli, Inc. as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.